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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    Form 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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        Date of report (Date of earliest event reported): August 13, 2002



                                  ACCENTURE SCA
               (Exact Name of Registrant as Specified in Charter)




         Luxembourg                     000-49713                98-0351796
(State or Other Jurisdiction           (Commission            (I.R.S. Employer
     of Incorporation)                 File Number)          Identification No.)

                              1 rue Guillaume Kroll
                               L - 1882 Luxembourg
                    (Address of Principal Executive Offices)

      Registrant's telephone number, including area code: (352) 26 42 34 80


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)



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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
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     (c)  Exhibits

          99.1 Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings.

          99.2 Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings.

Item 9.   Regulation FD Disclosure.
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          Although not subject to the Securities and Exchange Commission's Order
Requiring the Filing of Sworn Statements Pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934 (File No. 4-460), Accenture SCA is voluntarily furnishing statements under oath made by its Chief Executive Officer and Chief Financial Officer regarding facts and circumstances relating to its Exchange Act filings.

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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    ACCENTURE SCA, represented by its
                                    general partner, Accenture Ltd, itself
                                    represented by its duly authorized signatory


                                    By:    /s/  Douglas G. Scrivner
                                           --------------------------------
                                    Name:  Douglas G. Scrivner


Date:  August 13, 2002